UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 28, 2017

Ecoark Holdings, Inc.

(Exact Name of Registrant as Specified in Charter)

Nevada	000-53361	39-2075693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3333 S Pinnacle Hills Parkway, Suite 220, Rogers AR	72758
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (479) 259-2977

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On February 28, 2017, Ecoark Holdings, Inc. (the “Company”) issued $700,000 of 10% Secured Convertible Promissory Note (the “Notes”) to three accredited investors (the “Investors”) for an aggregate original issue price of $700,000. The three Investors are officers or directors of the Company or entities controlled by them: Gary Metzger ($500,000), Troy Richards ($100,000) and Jay Puchir ($100,000).

The Notes, which have a maturity date of 18 months from issuance, bear quarterly interest at the rate of 10% per annum. The Notes are secured by the Company’s ownership interest in Sable Polymer Solutions, LLC. For every $100,000 of principal amount, the Investor shall receive a warrant to purchase 10,000 shares of Common Stock (the “Warrants”) if the Investor converts this Note to the Company’s common stock on or before March 31, 2017. Such Warrants shall have an exercise price of $7.50 and shall be exercisable for cash until December 31, 2018. The Investors declined the Warrants.

The principal and accrued interest under the Notes may be converted at any time, at the election of the Investors into shares of the Company’s common stock at a per share price equal to $4.15, the price on the date of the Note’s issuance. The Company may require an Investor to convert all, but not less than all of the unconverted portion of the Notes, upon written notice that (i) the last reported sale price of the Company’s common stock on each of 30 prior consecutive trading days exceeded $9.00 and (ii) the average daily trading volume of the Company’s common stock over the 30 prior consecutive trading period was not less than 90,000 shares on the trading market on which the common stock is listed or designated for quotation. In the event that the Notes are not converted, the Investor shall be repaid in cash.

The foregoing description of the Notes does not purport to be a complete description of the rights and obligations of the parties thereunder and are qualified in their entirety by reference to the full text of such documents. The forms of Notes are attached hereto as Exhibit 10.1 and incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement or a Registrant.

The disclosures set forth in Item 1.01 of this Current Report on Form 8-K are hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Form of 10% Secured Convertible Promissory Note.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 6, 2017	ECOARK HOLDINGS, INC.

	By:	/s/ Randy May
	Name:	Randy May
	Title:	Chief Executive Officer

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